Exhibit 99.1

Cornerstone Building Brands Completes Divestiture of its
Coil Coatings Business for $500 Million

CARY, NC – June 28, 2022 – Cornerstone Building Brands, Inc. (NYSE: CNR) (the “Company”), the largest manufacturer of exterior building products in North America, completed the previously announced sale of its coil coatings business to BlueScope Steel Limited (“BlueScope”) in an all-cash transaction for $500 million, subject to customary adjustments. The transaction includes products sold under the Metal Coaters and Metal Prep brands.
This strategic transaction positions the Company for further growth in large, deep markets and strengthens its financial flexibility. We continually evaluate our portfolio, taking actions that will result in a more focused and simplified portfolio, which we believe will enhance Cornerstone Building Brands’ value proposition, fueling growth and value creation.
Rothschild & Co served as the exclusive financial advisor, Sullivan & Cromwell LLP served as legal counsel, and Alvarez & Marsal Transaction Advisory Group, LLC served as accounting advisor to Cornerstone Building Brands for this transaction.

About Cornerstone Building Brands, Inc.
Cornerstone Building Brands is the largest manufacturer of exterior building products for residential and low-rise non-residential buildings in North America. Headquartered in Cary, N.C., we serve residential and commercial customers across the new construction and repair and remodel markets. Our market-leading portfolio of products spans vinyl windows, vinyl siding, stone veneer, metal roofing, metal wall systems, and metal accessories. Cornerstone Building Brands’ broad, multichannel distribution platform and expansive national footprint includes more than 20,000 employees at manufacturing, distribution and office locations throughout North America. Corporate stewardship and environmental, social and governance (ESG) responsibility are deeply embedded in our culture, and we are committed to contributing positively to the communities where we live, work and play. For more information, visit us at www.cornerstonebuildingbrands.com.

Investor Relations

Jason Uthe
SVP, Finance and Investor Relations
1-866-419-0042
info@investors.cornerstonebuildingbrands.com

Forward-Looking Statements
Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate," “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts, and estimates and, therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to: statements concerning our ability to satisfy the closing conditions of the transaction, including regulatory approvals; our ability to consummate the transaction on the anticipated timing, if at all; and other risks and uncertainties. In addition to these factors, we encourage you to review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and other filings with the SEC, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements set forth in this document. The Company expressly disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.